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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934





       Date of Report (Date of earliest event reported):  August 28, 1996


                        VIDEO LOTTERY TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



        Delaware                  0-19322                 81-0470853
        (State or other           (Commission             (I.R.S. Employer
         jurisdiction             File Number)            Identification No.)
        of incorporation)



            115 Perimeter Center Place, Suite 911, Atlanta, GA 30346
             (Address of principal executive offices and zip code)


                                 (770) 481-1800
              (Registrant's telephone number, including area code)





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ITEM 5.  OTHER EVENTS

         On August 28, 1996, Video Lottery Technologies, Inc. (VLT) announced that Richard M. Haddrill has been elected President of the Company, and named to its Board of Directors. A copy of the press release announcing the event is attached as Exhibit 99.1 hereto.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

              Exhibit 99.1 Press Release by Video Lottery Technologies, Inc., dated August 28, 1996.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        VIDEO LOTTERY TECHNOLOGIES, INC.



Date:  August 28, 1996                  /s/ Janet M. Bjork
                                        -------------------------------------
                                        Janet M. Bjork
                                        Assistant Secretary
                                        (authorized to sign on behalf of
                                        Registrant)





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                                 EXHIBIT INDEX


Exhibit                                                          Page
Number       Description                                        Number
- -------      -----------                                        ------
99.1         Press Release dated August 28, 1996                  5





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